UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       September 1, 2005

Wireless Xcessories Group, Inc.
(Exact name of Registrant as specified in its charter)

Deleware (State or other jurisdiction of incorporation)	0-27996 (Commission File Number)	133835420 (I.R.S. Employer Identification No.)

1840 County Line Rd. Huntingdon Valley, PA 19006 (Address of principal executive offices, including zip code) 215-322-4600 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 1, 2005, Wireless Xcessories Group, Inc. entered into an employment agreement which runs through August 31, 2008 with Chairman of the Board and Chief Executive Officer Stephen Rade which is attached hereto as Exhibit 10.01 and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS XCESSORIES GROUP, INC.

Date: March 21, 2006	By:	/s/ Ronald E. Badke
Ronald E. Badke
CFO and Secretary

Exhibit Index

Exhibit Number	Exhibit description

10.01	Employment agreement dated September 1, 2005 between Wireless Xcessories Group, Inc. and Stephen Rade.